UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2014 (September 23, 2014)

Global Geophysical Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34709 (Commission File Number)	05-0574281 (IRS Employer Identification No.)
13927 South Gessner Road Missouri City, TX (Address of principal executive offices)		77489 (Zip Code)

Registrant's telephone number, including area code:   (713) 972-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

As previously reported, (i) on March 25, 2014, Global Geophysical Services, Inc. (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for reorganization (the “Voluntary Petitions”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”), in the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division (the “Bankruptcy Court”) and (ii) on April 14, 2014, the Company and the Debtors entered into a Financing Agreement (as amended from time to time, the “DIP Credit Facility”) with the lenders from time to time party thereto (the “DIP Lenders”), and Wilmington Trust, National Association, as administrative agent for the lenders and as collateral agent for Backstop Parties.

The Debtors have entered into a Backstop Conversion Commitment Agreement, dated September 23, 2014 (the “Backstop Agreement”), with certain Term B DIP Lenders party thereto (the “Backstop Parties”), which are creditors of the Company, pursuant to which such Backstop Parties will provide a commitment to equitize up to $68.1 million of their Term B Loans under the DIP Credit Facility and effectively backstop a proposed rights offering (the “Rights Offering”) to be conducted in connection with the Backstop Agreement and the Joint Plan of Reorganization (as defined below) of the Debtors filed with the Bankruptcy Court on September 23, 2014.

In accordance with the Joint Plan of Reorganization, the Backstop Agreement and the Company’s proposed procedures for the conduct of the Rights Offering (the “Rights Offering Procedures”), the Company will offer eligible creditors, generally excluding the Backstop Parties, up to 3,740,544 shares of common stock to be issued by the reorganized Company for the per share subscription price of $8.0887, or an aggregate purchase price of up to $30.3 million, equivalent to approximately 37.41% of the equity of the reorganized Company upon emergence from bankruptcy.  Pursuant to, and subject to the terms and conditions of, the Backstop Agreement, the Backstop Parties have agreed to convert up to $68.1 million of their Term B Loans under the DIP Credit Facility that are not repaid by (i) term loan exit financing to be obtained by the Debtors in connection with the Joint Plan of Reorganization or (ii) the proceeds of the Rights Offering into shares of common stock of the reorganized Company as if such Backstop Parties had participated in the Rights Offering.

Under the Backstop Agreement, the Company has agreed to pay the Backstop Parties, on the effective date of the Joint Plan of Reorganization, a commitment fee equal to 3.5% of the ultimate backstop commitment of the Backstop Parties under the Backstop Agreement.  The commitment fee will be payable in common stock of the reorganized Company and will be calculated as if such fee was used to purchase common stock in the Rights Offering.

The Company will also be required to pay a termination payment of $3.75 million in cash upon the occurrence of certain termination events as set forth in the Backstop Agreement.  The Backstop Agreement allows the Company to implement a competitive sale or plan-sponsor selection process under procedures that have been submitted to the Bankruptcy Court for its consideration.  If the sale process results in the submission of multiple alternative proposals that qualify as Superior Transactions (as defined in the Backstop Agreement), an auction will be held to select the winner.  The Debtors will amend the Plan to incorporate the terms of the highest and best Superior Transaction, if any.  If the sale process does not result in the submission of an alternative proposal that qualifies as a Superior Transaction, the Debtors will seek confirmation of the Joint Plan of Reorganization.

Pursuant to the Backstop Agreement, the Company will also be required to reimburse the Backstop Parties for transaction fees and expenses incurred in connection with, and indemnify the Backstop Parties under certain circumstances for losses arising out of, the Backstop Agreement, the Joint Plan of Reorganization and the transactions contemplated thereby.

The rights to purchase common stock in the Rights Offering, any shares issued upon exercise thereof, and all shares issued to the Backstop Parties pursuant to the Backstop Agreement will be issued in reliance upon one or more exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereof and/or Regulation D promulgated thereunder or, to the extent available, section 1145 of the Bankruptcy Code.

The Backstop Agreement and Rights Offering Procedures have been filed with, and are subject to the approval of, the Bankruptcy Court. The Backstop Parties’ commitments to backstop the Rights Offering, and the other transactions contemplated by the Backstop Agreement, are conditioned upon the satisfaction of all conditions to the effectiveness of the Joint Plan of Reorganization and other applicable conditions precedent set forth in the Backstop Agreement.  The issuance of common stock pursuant to the Rights Offering and the Backstop Agreement is conditioned upon, among other things, confirmation of the Joint Plan of Reorganization by the Bankruptcy Court, and will be effective upon the Company’s emergence from Chapter 11.

The foregoing description of the Backstop Agreement does not purport to be complete and is subject to, and qualified in it entirety by, the full text of the Backstop Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02    Unregistered Sales of Equity Securities.

In accordance with the Joint Plan of Reorganization, the Backstop Agreement and the Rights Offering Procedures, the Company will offer eligible creditors (generally excluding the Backstop Parties) the right to purchase up to 3,740,544 shares of common stock of the reorganized Company at the per share purchase price of $8.0887, for an aggregate purchase price of up to $30.3 million.  Pursuant to, and subject to the terms and conditions of, the Backstop Agreement, the Backstop Parties have agreed to convert up to $68.1 million of their Term B Loans the DIP Credit Facility that are not repaid by (i) term loan exit financing to be obtained by the Debtors in connection with the Joint Plan of Reorganization or (ii) the proceeds of the Rights Offering into shares of common stock of the reorganized Company as if such Backstop Parties had participated in the Rights Offering.

The rights to purchase common stock in the Rights Offering, any shares issued upon exercise thereof, and all shares issued to the Backstop Parties pursuant to the Backstop Agreement, will be issued in reliance upon one or more exemptions from registration under the Securities Act provided by Section 4(a)(2) thereof and/or Regulation D thereunder, or, as applicable, section 1145 of the Bankruptcy Code.  The rights are exercisable only by eligible creditors of the Debtors in accordance with the Rights Offering Procedures and the Backstop Agreement.

The issuance of common stock of the reorganized Company pursuant to the Rights Offering and Backstop Agreement is conditioned upon, among other things, confirmation of the Joint Plan of Reorganization by the Bankruptcy Court and will be effective upon the Company’s emergence from Chapter 11.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Joint Plan of Reorganization, on September 23, 2014, the Company adopted a Key Employee Incentive Plan (the “KEIP”), subject to (and which will become effective upon) approval by the Bankruptcy Court.  Under the terms of the KEIP, member of the Debtors’ senior management (including the Company’s chief executive officer, chief financial officer and other named executive officers) will be eligible to receive certain incentive bonus payments based upon their performance in connection with the bankruptcy process.  The aggregate amount of bonus payments available under the KEIP (the “bonus pool”) will range from $750,000 to $2 million, determined based upon the enterprise value of the Debtors achieved in connection with the transactions contemplated by the Backstop Agreement and the Joint Plan of Reorganization and the achievement of the performance conditions described below.  Participants in the KEIP will receive awards to participate in specified percentages of the bonus pool, which percentages allocated to such participant may vary for the portion of the bonus pool exceeding $750,000.  Awards under the KEIP will be granted pursuant to individual Award Agreements.

Bonus payments will be based on weighted performance criteria, as follows: (i) 25% payable if the effective date of the Joint Plan of Reorganization occurs on or before December 31, 2014 (or February 27, 2015 if an Alternate Proposal (as defined in the Backstop Agreement) is selected), (ii) 25% payable if the Company’s Closing Cash Balance (as defined in the Backstop Agreement) as of the effective date of the Joint Plan of Reorganization is at least $20 million and (iii) 50% payable if the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) determines that certain specified actions have been satisfactorily achieved as of the effective date of the Joint Plan of Reorganization. The Compensation Committee may determine that items (ii) and (iii) above have been partially achieved and may adjust the aggregate amount of the bonus payments accordingly.

Under the KEIP and pursuant to their individual Award Agreements, the maximum potential payments (assuming all performance criteria described above are achieved) that could be made to the named executive officers based on the minimum and maximum size of the bonus pool (with the minimum reflecting a bonus pool of $750,000 and the maximum reflecting a bonus pool of $2 million), are as follows: (i) Richard White, President and Chief Executive Officer, up to between $97,500 and $347,500; (ii) James Brasher, Senior Vice President and General Counsel, up to between $150,000 and $400,000; (iii) Sean Gore, Senior Vice President and Chief Financial Officer, up to between $191,250 and $441,250; (iv) Ross Peebles, Senior Vice President, E&P Services and North America, up to between $90,000 and $277,500; and  (v) Thomas Fleure, Senior Vice President, Geophysical Technology, up to between $67,500 and $255,000.

The foregoing summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the KEIP and the Form of KEIP Award Agreement, copies of which are attached hereto as Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

Joint Plan of Reorganization and Disclosure Statement

On September 23, 2014, the Company, on behalf of itself and the other Debtors, filed a Joint Plan of Reorganization (the “Joint Plan of Reorganization”) and accompanying Disclosure Statement (the “Disclosure Statement”) with the Bankruptcy Court.  The Joint Plan of Reorganization is subject to confirmation by the Bankruptcy Court, on a hearing date to be established by the Bankruptcy Court.  The Joint Plan of Reorganization provides for certain treatment for all claims against, and interests in, the Debtors.  Creditors holding pre-petition secured claims against the Debtors will be either (i) unimpaired or (ii) paid in full in cash within twelve months of the Effective Date.  Holders of Financial Claims (as defined in the Plan) will receive (i) their pro rata share of between 11.95% and 32.71% of the new common stock of the reorganized Company and (ii) warrants to purchase their pro rata share of up to 10% of the new common stock of the reorganized Company, which warrants may be exercised until the fourth anniversary of the Effective Date of the Plan for a per share exercise price based upon a $235 million total enterprise value of the Debtors.  Holders of Financial Claims that are accredited investors (other than the Backstop Parties) will also receive the right to participate in the Rights Offering.  Holders of general unsecured claims (other than Financial Claims) will receive a pro rata share of (i) $3 million in cash and (ii) the Library Improvements (as defined in the Plan).  Under the Joint Plan of Reorganization, all existing equity interests in the Company, both common and preferred, will be cancelled and extinguished on the Effective Date, and the holders thereof will receive no distribution under the Plan.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 is deemed to be furnished and such information and the Joint Plan of Reorganization and the Disclosure Statement shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not otherwise subject to the liabilities of that section, and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The Joint Plan of Reorganization and the Disclosure Statement are subject to material change and may not contain information suitable for making an investment decision about the current outstanding securities of the Company. The Joint Plan of Reorganization and the Disclosure Statement are available free of charge at http://cases.primeclerk.com/ggs/.

Unaudited Financial Projections

The Company does not as a matter of course make public long-term projections as to future revenues, earnings or other results due to, among other reasons, the uncertainty of the underlying assumptions and estimates.  However, for purposes of the Joint Plan of Reorganization, the Company’s management prepared unaudited financial projections, which are set forth in Exhibit 99.1 to this Current Report on Form 8-K (the “Financial Projections”) for the balance of the 2014 calendar year and for 2015 through 2018 (the “Projection Period”).  The Financial Projections include the (i) Projected Consolidated Balance Sheet of the reorganized Debtors and other non-debtor subsidiaries, (ii) Projected Consolidated Income Statement of the reorganized Debtors and other non-debtor subsidiaries, and (iii) Projected Consolidated Statement of Cash Flows of the reorganized Debtors and other non-debtor subsidiaries.  As a condition to confirmation of the Joint Plan of Reorganization, Chapter 11 of title 11 of the Bankruptcy Code requires, among other things, that the Bankruptcy Court determine that confirmation is not likely to be followed by the liquidation or the need for further financial reorganization of the debtor.  In connection with the development of the Joint Plan of Reorganization, and for purposes of determining whether the Plan satisfies this feasibility standard, the Company’s management has, through the development of the Financial Projections, analyzed the Debtors’ ability to meet their obligations under the Plan and to maintain sufficient liquidity and capital resources to conduct its business subsequent to its emergence from these Chapter 11 cases.  The Financial Projections were also prepared to generally assess the value of the reorganized Debtors, determine the value of the new common stock of the Company to be distributed under the Joint Plan of Reorganization, and assist those holders of allowed claims entitled to vote on the Joint Plan of Reorganization in determining whether to accept or reject the Joint Plan of Reorganization.

For the purpose of demonstrating feasibility of the Joint Plan of Reorganization, the Company prepared the Financial Projections with the assistance of its professional advisors. The Financial Projections present, to the best of the Company’s knowledge, the reorganized Debtors’ projected financial position, results of operations, and cash flows for Projection Period and reflect the Debtors’ assumptions and judgments as of September 2014.

The Financial Projections are based on the assumption that the effective date of the Joint Plan of Reorganization will occur on or about December 31, 2014.  If such effective date is significantly delayed, additional expenses, including professional fees, may be incurred and operating results may be negatively impacted. It is also assumed that the Company will conduct operations substantially similar to its current business.

The  Financial Projections were not prepared with a view toward complying with accounting principles generally accepted in the United States of America (“U.S. GAAP”), the published guidelines of the Securities and Exchange Commission (“SEC”) regarding projections or the guidelines established by the American Institute of Certified Public Accountants for the preparation and presentation of prospective financial information.  The Company’s independent accountants have not compiled, examined, or performed any procedures with respect to the Financial Projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and they assume no responsibility for, and disclaim any association with, the unaudited Financial Projections.  Financial projections of the type summarized below are based on estimates and assumptions that are inherently subject to significant economic, industry and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond the Company’s control.  The Financial Projections are based on forecasts of key economic variables and may be significantly impacted by, among other factors, changes in the political environment of the countries where the Debtors operate, regulatory changes and/or a variety of other factors, including those factors listed in the Plan and the Disclosure Statement.  The Financial Projections are not fact and should not be relied upon as being indicative of current values or future performance, which may be significantly less or more favorable that set forth in the Financial Projections and could differ materially from actual performance and results.

The Financial Projections do not fully reflect the application of fresh start accounting, which, if required pursuant to U.S. GAAP, is not anticipated to have a material impact on the underlying economics of the Joint Plan of Reorganization.  Any formal fresh-start reporting adjustments that may be required in accordance with Statement of Position 90-7 Financial Reporting by Entities in Reorganization under the Bankruptcy Code, including any allocation of the Company’s reorganization value to the Company’s assets in accordance with the procedures specified in Financial Accounting Standards Board Statement 141, will be made after the Company emerges from bankruptcy.

The Financial Projections were prepared solely for use in the Disclosure Statement, and are subjective in many respects and thus subject to interpretation.  The Financial Projections, while presented with numeric specificity, are necessarily based on a variety of estimates and assumptions which, though considered reasonable by the Company’s management, may not be realized, and are inherently subject to significant business, economic, industry, regulatory, legal market and financial uncertainties and contingencies, many of which are beyond the Company’s control.  The Company cautions that no representations can be made as to the accuracy of these Financial Projections or to the Company’s ability to achieve the projected results.  Some assumptions inevitably will not materialize.  Further, events and circumstances occurring subsequent to the date on which these Financial Projections were prepared may be different from those assumed or, alternatively, may have been unanticipated and, thus, the occurrence of these events may affect financial results in a material and possibly adverse manner.  Furthermore, the unaudited Financial Projections do not necessarily reflect current estimates or assumptions Company management may have about prospects for the Company’s business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the Financial Projections were prepared.

Except as otherwise noted, the Financial Projections do not necessarily take into account any circumstances or events occurring after the date they were prepared.  Except as may be required in the Chapter 11 cases, the Company does not intend to update or revise any of the Financial Projections to reflect circumstances existing after the date such projections were prepared or to reflect the occurrence of any particular events.  The Financial Projections are forward-looking statements.

The Financial Projections should be read in conjunction with the assumptions, qualifications, and explanations set forth in the Disclosure Statement and the Joint Plan of Reorganization in their entirety, and the historical consolidated financial statements (including the notes and schedules thereto) and other financial information as submitted in the Debtors’ Monthly Operating Reports filed with the Bankruptcy Court.  In addition, readers of this Current Report on Form 8-K are cautioned not to rely on the Financial Projections and are urged to review the Company’s most recent SEC filings for additional information on factors which may cause the Company’s future financial results to materially vary from the unaudited Financial Projections.  None of the unaudited Financial Projections should be viewed as a representation by the Company or any of its advisors or representatives that the projections or forecasts reflected therein will be achieved.  The furnishing of the Financial Projections in this Current Report on Form 8-K should not be regarded as an indication that the Company or any other recipient of this information considered, or now considers, this information to be necessarily predictive of actual future results nor construed as financial guidance, and they should not be relied on as such.

DIP Budget

In connection with its obligations under the DIP Credit Facility, on September 10, 2014 the Company provided to the DIP Lenders a 13-week DIP budget, which is set forth in Exhibit 99.2 to this Current Report on Form 8-K (the “DIP Budget”).  The DIP Budget includes three weeks of actual cash flow summaries (for the weeks ending August 22, 2014, August 29, 2014 and September 5, 2014) as well as 13 weeks of projected summary cash flows, forecasted on a weekly basis for the week ending September 12, 2014 though the week ending December 5, 2014.

The Company prepared the DIP Budget with the assistance of its professional advisors. The DIP Budget presents the Debtors’ forecast budget for the applicable period and reflects the Debtors’ assumptions and judgments as of September 10, 2014.

The  DIP Budget was not prepared with a view toward complying with U.S. GAAP, the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for the preparation and presentation of prospective financial information.  The Company’s independent accountants have not compiled, examined, or performed any pro,cedures with respect to the DIP Budget, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and they assume no responsibility for, and disclaim any association with, the DIP Budget.  The DIP Budget is based on estimates and assumptions that are inherently subject to significant economic, industry and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond the Company’s control.  The DIP Budget is based on forecasts of key economic variables and may be significantly impacted by, among other factors, changes in the political environment of the countries where the Debtors operate, regulatory changes and/or a variety of other factors, including those factors listed in the Plan and the Disclosure Statement.  The DIP Budget is not fact and should not be relied upon as being indicative of current values or future performance, which may be significantly less or more favorable that set forth in the DIP Budget and could differ materially from actual performance and results.

The DIP Budget was prepared solely for use by the DIP Lenders in accordance with the DIP Credit Facility and is subjective in many respects and thus subject to interpretation.  The DIP Budget, while presented with numeric specificity, is necessarily based on a variety of estimates and assumptions which, though considered reasonable by the Company’s management, may not be realized, and are inherently subject to significant business, economic, industry, regulatory, legal market and financial uncertainties and contingencies, many of which are beyond the Company’s control.  The Company cautions that no representations can be made as to the accuracy of the DIP Budget or to the Company’s ability to achieve the forecasted results.  Some assumptions inevitably will not materialize.  Further, events and circumstances occurring subsequent to the date on which the DIP Budget was prepared may be different from those assumed or, alternatively, may have been unanticipated and, thus, the occurrence of these events may affect financial results in a material and possibly adverse manner.  Furthermore, the DIP Budget does not necessarily reflect current estimates or assumptions Company management may have about prospects for the Company’s business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the DIP Budget was prepared.

The DIP Budget does not necessarily take into account any circumstances or events occurring after the date it was prepared.  Except as may be required under the DIP Credit Facility, the Company does not intend to update or revise the DIP Budget to reflect circumstances existing after the date such budget was prepared or to reflect the occurrence of any particular events.  The DIP Budget includes forward-looking statements.

The DIP Budget should be read in conjunction with the assumptions, qualifications, and explanations set forth in the Disclosure Statement and the Joint Plan of Reorganization in their entirety, and the historical consolidated financial statements (including the notes and schedules thereto) and other financial information as submitted in the Debtors’ Monthly Operating Reports filed with the Bankruptcy Court.  In addition, readers of this Current Report on Form 8-K are cautioned not to rely on the DIP Budget and are urged to review the Company’s most recent SEC filings for additional information on factors which may cause the Company’s future financial results to materially vary from the DIP Budget.  The DIP Budget should not be viewed as a representation by the Company or any of its advisors or representatives that the projections or forecasts reflected therein will be achieved.  The furnishing of the DIP Budget in this Current Report on Form 8-K should not be regarded as an indication that the Company or any other recipient of this information considered, or now considers, this information to be necessarily predictive of actual future results nor construed as financial guidance, and they should not be relied on as such.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01, including Exhibits 99.1 and 99.2 hereto, is deemed to be furnished and such information and the Financial Projections and DIP Budget shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not otherwise subject to the liabilities of that section, and are not deemed incorporated by reference in any filing under the Securities Act, as amended, except as shall be expressly set forth by specific reference in such a filing.

NON-GAAP FINANCIAL MEASURES

This Current Report on Form 8-K contains certain forward-looking non-GAAP financial measures.  The Company has not provided a reconciliation of the forward-looking non-GAAP financial measures furnished with this Current Report on Form 8-K to the directly comparable GAAP measures because, due primarily to variability and difficulty in making accurate forecasts and projections, not all of the information necessary to forecast and quantify the exact amount of the items excluded from the non-GAAP financial measures that will be included in the comparable GAAP financial measures is available to the Company without unreasonable efforts.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K and the exhibits hereto (including the Financial Projections and DIP Budget) may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Debtors, including the implementation of the Joint Plan of Reorganization, the continuing availability of sufficient borrowing capacity or other financing to fund operations achieving operating efficiencies, existing and future governmental regulations and actions of governmental bodies, industry specific risk factors (as detailed in the Disclosure Statement) and other market and competitive conditions.  Readers are cautioned that the forward-looking statements speak as of the date made and are not guarantees of future performance.  Actual results or developments may differ materially from the results or expectations suggested, expressed or implied by these forward-looking statements. Readers are referred to the documents filed by the Company with the SEC, which further identify the important risk factors that could cause actual results to differ materially from the forward-looking statements in this current report on Form 8-K and the exhibit hereto. The Company disclaims any obligations to update any forward-looking statements.

Item 9.01    Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description

10.1
Backstop Conversion Commitment Agreement, dated as of September 23, 2014, between Global Geophysical Services, Inc., certain subsidiaries of Global Geophysical Services, Inc., the Investors party thereto and to the extent they deliver a signature counterpart following the date of the Agreement in accordance with Section 11.13 and solely for purposes of Section 7.13(b), the Official Committee of Unsecured Creditors.

10.2	Global Geophysical Services, Inc. Key Employee Incentive Plan.
10.3	Form of Key Employee Incentive Plan Award Agreement.
99.1	Financial Projections.
99.2	DIP Budget.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Geophysical Services, Inc.

Dated: September 24, 2014	/s/ Sean M. Gore
Sean M. Gore Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1
Backstop Conversion Commitment Agreement, dated as of September 23, 2014, between Global Geophysical Services, Inc., certain subsidiaries of Global Geophysical Services, Inc., the Investors party thereto and to the extent they deliver a signature counterpart following the date of the Agreement in accordance with Section 11.13 and solely for purposes of Section 7.13(b), the Official Committee of Unsecured Creditors.

10.2	Global Geophysical Services, Inc. Key Employee Incentive Plan.
10.3	Form of Key Employee Incentive Plan Award Agreement.
99.1	Financial Projections.
99.2	DIP Budget.